Supplement dated September 25, 2015
to the Prospectus and Summary Prospectus of the following fund:
Fund	Prospectus & Summary Prospectus Dated
Columbia Funds Series Trust II
Columbia Money Market Fund	12/1/2014
In July 2014 the U.S. Securities and Exchange Commission adopted amendments to the rules that govern money market funds, which will significantly change the way certain money market funds will be required to operate. The new rule amendments are designed to address, among other things, systemic risks associated with money market funds and to enhance transparency for money market fund investors. These rules provide boards of trustees with the discretion to impose liquidity fees or redemption gates for non-government money market funds if portfolio liquidity drops below specified levels and will require institutional prime money market funds to price shares with a floating net asset value. Non-government money market funds will be required to restrict beneficial owners to natural persons if they want to continue to maintain a stable net asset value. Because government money market funds will not be required to float their net asset value or make themselves subject to liquidity fees or redemption gates, money market funds may decide to change investment strategies to qualify as government money market funds. Money market funds are required to comply with the liquidity fees, redemption gates and floating net asset value rules by October 14, 2016.
At a meeting held on September 16-18, 2015, the Board of Trustees of the fund listed above (the Fund) considered the likely effects of the rule changes on the Fund and approved a recommendation made by the Fund’s investment manager, Columbia Management Investment Advisers, LLC, to convert the Fund to a government money market fund on or about October 1, 2016. On such date, the Fund will be re-named Columbia Government Money Market Fund. As a government money market fund, the Fund will be required to invest 99.5% of its assets in cash, government securities and repurchase agreements collateralized by cash or government securities. By converting to a government money market fund, the Fund will seek to maintain a stable net asset value per share and will not be subject to liquidity fees or redemption gates.
More detailed information on the specific investment strategy and other changes to the Fund in connection with this conversion will be made available in the coming months.
Shareholders should retain this Supplement for future reference.
SUP200_07_001_(09/15)